UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 15, 2014

THE L.S. STARRETT COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331

(Address of principal executive offices) (Zip Code)

Registrant's telephone number:

978-249-3551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The L.S. Starrett Company (the “Company”) held its 2014 annual meeting of shareholders on October 15, 2014. Listed below are the matters voted upon and the final results of such voting:

1.	The Company’s shareholders elected each of the individuals nominated for election for a three-year term and until their successors are elected and qualified. Below are the voting results.

Class A Common Stock voting as a separate class:

Name	For	Withheld	Abstentions & Broker Non-Votes
Ralph G. Lawrence	2,508,685	1,872,414	1,417,103

Class A Common Stock and Class B Common Stock voting together as a single class:

Name	For	Withheld	Abstentions & Broker Non-Votes
Salvador de Camargo, Jr.	8,083,084	1,980,611	1,511,888
Stephen F. Walsh	8,555,031	1,508,664	1,511,888

2.	Consideration of non-binding advisory vote on executive compensation of named executive officers:

For	Against	Abstentions & Broker Non-Votes
6,915,857	2,247,957	2,411,769

3.	Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2015:

For	Against	Abstentions & Broker Non-Votes
11,237,117	259,905	78,561

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Dated: October 17, 2014	By:	/s/ Douglas A. Starrett
	Name:	Douglas A. Starrett
	Title:	President and Chief Executive Officer